SEI DAILY INCOME TRUST

Prime Obligation Fund
(the "Fund")

Supplement dated November 23, 2015
to the Class H Shares Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"),
each dated May 31, 2015

This Supplement provides new and additional information beyond that contained in the Class H Shares Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby supplemented to reflect an update to the conversion of Class H Shares of the Fund to Class A Shares.

In a September 4, 2015 supplement to the Prospectus and SAI, the Fund provided notice that the conversion of Class H Shares of the Fund to Class A Shares of the Fund would be postponed until further notice. The conversion was originally approved at a meeting of the Board of Trustees of the Fund held on June 22-23, 2015. Recently, however, the Fund has determined to proceed with the conversion. Accordingly, effective on or about the close of business on November 30, 2015, all Class H Shares of the Fund will automatically convert to Class A Shares of the Fund. The share conversion should not have any effect on your investment in the Fund.

There are no other changes to the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-979 (11/15)